UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Eversource Energy

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EVERSOURCE ENERGY VOTE

000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C 1234567890

Online

Go to **www.envisionreports.com/ES** or scan the QR code — login details are located in the shaded bar below

Votes from participants in the Eversource Energy 401K Plan and the Aquarion Employees Savings Plan must be received by May 2, 2021 at 11:59 P.M., Eastern Time.

Eversource Energy Annual Meeting of Shareholders Notice 1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the Eversource Energy Annual Meeting of Shareholders to be Held on May 5, 2021

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and the Internet log-in for attending the virtual Annual Meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Annual Report and Proxy Statement to shareholders are available at:

www.envisionreports.com/ES

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/ES**
Step 2: Click on **Cast Your Vote** or **Request Materials.**
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you. Please make your request as instructed on the reverse side on or before April 26, 2021 to facilitate timely delivery.

2NOT COY

03DSZI

Eversource Energy Annual Meeting of Shareholders NoticeThe 2021 Annual Meeting of Shareholders of Eversource Energy will be held on Wednesday, May 5, 2021 at 10:30 A.M. Eastern Time, virtually via the Internet at www.meetingcenter.io/258120406. The password for this meeting is — ES2021. Items to be voted on at the meeting are listed below along with the Board of Trustees’ recommendations. The Board of Trustees recommend a vote FOR all the nominees and FOR Items 2 and 3: 1. Elect 11 nominees as Trustees for the ensuing year: 01 - Cotton M. Cleveland 02 - James S. DiStasio 03 - Francis A. Doyle 04 - Linda Dorcena Forry 05 - Gregory M. Jones 06 - James J. Judge 07 - John Y. Kim 08 - Kenneth R. Leibler 09 - David H. Long 10 - William C. Van Faasen 11 - Frederica M. Williams2. Consider an advisory proposal approving the compensation of our Named Executive Officers.3. Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2021.4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/ES. Click on Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Eversource” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 26, 2021.